UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

OSIRIS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Termination of Chief Medical Officer

On April 12, 2016, the Company terminated its Chief Medical Officer, Jon Hopper, BSc., MB ChB, FRCSEd., MBA (Health Executive).  Mr. Hopper’s responsibilities will be assumed by others with the Company’s management team, including the Company’s Director of Regulatory Affairs and the Company’s Chief Scientific Officer.  The Company has undertaken a search for a potential replacement Chief Medical Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

By:	/s/ GREGORY I. LAW
Gregory I. Law
Chief Financial Officer

Date: April 14, 2016